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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): June 8, 2005


                              H. J. HEINZ COMPANY
             (Exact name of registrant as specified in its charter)


      Pennsylvania                   1-3385                   25-0542520
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)

     600 Grant Street, Pittsburgh,                            15219
              Pennsylvania                                  (Zip Code)
(Address of principal executive offices)


                                  412-456-5700
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ANNUAL INCENTIVE COMPENSATION TO BE EARNED IN FISCAL YEAR 2006

On June 8, 2005, the Management Development & Compensation Committee (the "Committee") of H.J. Heinz Company (the "Company") approved the following performance goals for the Company's annual incentive plans.

ANNUAL INCENTIVE BONUSES. The metrics that will be used to determine any annual bonus awards in Fiscal Year 2006 include operating income, operating free cash flow, and net sales growth, as well as personal goals specific to each participant, as established by the Committee. Awards are payable in cash, if earned, and, with respect to Covered Employees as defined in Section 162(m)(3) of the Internal Revenue Code (the "Code"), are intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Code. The maximum amounts for the Fiscal Year 2006 awards will be determined based upon a performance incentive pool equal to 1.5% of the Company's net income from continuing operations adjusted to eliminate the after-tax effects of any restructuring charges, extraordinary items, and the cumulative effect of accounting changes, each as defined by accounting principles generally accepted in the United States. At the conclusion of Fiscal Year 2006, the Committee shall determine the final amount of any award with respect to each participant, which may range from zero to an amount not exceeding the maximum percentage specified for such participant. The performance incentive pool awards will be calculated and divided among the Covered Employees, and the maximum award for any one participant shall not exceed 40% of the pool. The maximum award for the CEO shall not exceed 40% and 15% for each of the other Covered Employees.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        H.J. HEINZ COMPANY


                                        By  /s/ Arthur Winkleblack
                                           ----------------------------------
                                           Arthur Winkleblack
                                           Executive Vice President and
                                           Chief Financial Officer


Dated: June 10, 2005